           MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS INCOME TRUST
                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 23, 1996

The 1996 Annual Meeting of Shareholders of MFS Government Markets Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Wednesday, October 23, 1996, for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, Walter E. Robb, III and J. Dale Sherratt as Trustees of the Trust;

ITEM 2. To ratify the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending November 30, 1996; and

ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record on August 26, 1996 will be entitled to vote at the Annual Meeting of Shareholders.

                                           STEPHEN E. CAVAN, Secretary and Clerk

September 6, 1996

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

           MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS INCOME TRUST

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS-Registered Trademark-Government Markets Income Trust (the "Trust") to be used at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Wednesday, October 23, 1996 at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On August 26, 1996, there were outstanding 75,663,817 shares of the Trust. Shareholders of record at the close of business on August 26, 1996, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 6, 1996. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 9024, Boston, MA 02205-9824, or by telephone toll-free at (800) 637-2304.

ITEM 1--ELECTION OF TRUSTEES

Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Lawrence H. Cohn, Walter E. Robb, III and J. Dale Sherratt as Trustees of the class whose term will expire at the 1999 annual meeting of shareholders (or special meeting in lieu thereof). These individuals are presently Trustees of the Trust.

The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and has been affiliated with the investment adviser for more than five years.

                                                                SHARES OF
                                                               TRUST OWNED
NAME, AGE, POSITION WITH TRUST,                                BENEFICIALLY   PERCENT
PRINCIPAL OCCUPATION                    FIRST BECAME   TERM       AS OF          OF
AND OTHER DIRECTORSHIPS(1)               A TRUSTEE  EXPIRING AUGUST 21, 1996(2) CLASS(3)
- --------------------------------------------------------------------------------------
A. KEITH BRODKIN*, 61, Chairman,
  President and Trustee; Massachusetts
  Financial Services Company, Chairman,
  Chief Executive Officer and Chief
  Investment Officer.                       1990      1997           1,000.0   0.0013%

                                                                SHARES OF
                                                               TRUST OWNED
NAME, AGE, POSITION WITH TRUST,                                BENEFICIALLY   PERCENT
PRINCIPAL OCCUPATION                    FIRST BECAME   TERM       AS OF          OF
AND OTHER DIRECTORSHIPS(1)               A TRUSTEE  EXPIRING AUGUST 21, 1996(2) CLASS(3)
- --------------------------------------------------------------------------------------
RICHARD B. BAILEY*, 69, Trustee; Private
  Investor; Massachusetts Financial
  Services Company, former Chairman and
  Director (prior to September 1991);
  Cambridge Bancorp, Director; Cambridge
  Trust Company, Director.                  1987      1997               0.0   0.0000%
MARSHALL N. COHAN, 69, Trustee; Private
  Investor.                                 1987      1998               0.0   0.0000%
LAWRENCE H. COHN, M.D., 59, Trustee;
  Brigham and Women's Hospital, Chief of
  Cardiac Surgery; Harvard Medical
  School, Professor of Surgery.             1993      1996             100.0   0.0001%
THE HON. SIR J. DAVID GIBBONS, KBE, 69,
  Trustee; Edmund Gibbons Limited, Chief
  Executive Officer; The Bank of N.T.
  Butterfield & Son Ltd., Chairman.         1988      1998               0.0   0.0000%
ABBY M. O'NEILL, 68, Trustee; Private
  Investor; Rockefeller Financial
  Services, Inc. (investment advisers),
  Director.                                 1992      1998               0.0   0.0000%
WALTER E. ROBB, III, 69, Trustee;
  Benchmark Advisors, Inc. (corporate
  financial consultants), President and
  Treasurer; Benchmark Consulting Group,
  Inc. (office services), President;
  Landmark Funds (mutual funds),
  Trustee.                                  1987      1996             933.0   0.0012%
ARNOLD D. SCOTT*, 53, Trustee; Massachu-
  setts Financial Services Company,
  Senior Executive Vice President,
  Director and Secretary.                   1993      1997             268.0   0.0003%
JEFFREY L. SHAMES*, 41, Trustee;
  Massachusetts Financial Services
  Company, President and Director.          1993      1997               0.0   0.0000%
J. DALE SHERRATT, 57, Trustee; Insight
  Resources, Inc. (acquisition planning
  specialists), President.                  1993      1996               0.0   0.0000%

                                                                SHARES OF
                                                               TRUST OWNED
NAME, AGE, POSITION WITH TRUST,                                BENEFICIALLY   PERCENT
PRINCIPAL OCCUPATION                    FIRST BECAME   TERM       AS OF          OF
AND OTHER DIRECTORSHIPS(1)               A TRUSTEE  EXPIRING AUGUST 21, 1996(2) CLASS(3)
- --------------------------------------------------------------------------------------
WARD SMITH, 65, Trustee; NACCO
  Industries (holding company), Chairman
  (prior to June 1994); Sunstrand
  Corporation (diversified mechanical
  manufacturer), Director.                  1992      1998               0.0   0.0000%
All Trustees and officers as a group                                   3,628   0.0048%

- --------------------------
(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (I.E., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.

(3) Percentage of shares outstanding on August 21, 1996. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 36 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Mr. Bailey, Mr. Scott and Mr. Shames who each serve as Trustees of 73 funds within the MFS complex and Mr. Brodkin, who serves as Trustee of 82 funds within the MFS fund complex. Mr. Bailey and Mr. Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames are "interested persons" of the Trust because each person is an officer and director of MFS. Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each owns shares of common stock of MFS.

The Trust pays each Trustee who is not an officer of MFS and Mr. Bailey a fee of $8,000 per year, plus $500 per meeting and $500 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee, who is not an officer of the Adviser, will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

                           TRUSTEE COMPENSATION TABLE

                                                                          RETIREMENT
                                                                            BENEFIT          ESTIMATED     TOTAL TRUSTEE FEES
                                                         TRUSTEE FEES   ACCRUED AS PART      CREDITED        FROM TRUST AND
                                                             FROM             OF             YEARS OF             FUND
TRUSTEE                                                   TRUST (1)    TRUST EXPENSE (1)    SERVICE (2)       COMPLEX (3)
- -------------------------------------------------------  ------------  -----------------  ---------------  ------------------
Richard B. Bailey......................................   $   13,500       $   2,989                10         $  263,815
Marshall N. Cohan......................................       14,500           6,711                14            148,624
Dr. Lawrence Cohn......................................       13,500           1,533                18            135,874
Sir J. David Gibbons...................................       13,500           5,289                13            135,874
Abby M. O'Neill........................................       13,000           2,200                10            129,499
Walter E. Robb, III....................................       14,500           7,550                15            148,624
J. Dale Sherratt.......................................       14,500           1,633                20            148,624
Ward Smith.............................................       14,500           2,463                13            148,624

- --------------------------
(1)  For fiscal year ended November 30, 1995.

(2)  Based on normal retirement age of 75.

(3) For calendar year 1995. All Trustees receiving compensation served as Trustees of 36 funds within the MFS fund complex (having aggregate net assets at December 31, 1995 of approximately $12.5 billion) except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995 of approximately $31.7 billion.)

       ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT (4)

  AVERAGE                  YEARS OF SERVICE
  TRUSTEE    --------------------------------------------
   FEES          3          5          7      10 OR MORE
- -----------  ---------  ---------  ---------  -----------
 $  11,700   $   1,755  $   2,925  $   4,095   $   5,850
    12,550       1,883      3,138      4,393       6,275
    13,400       2,010      3,350      4,690       6,700
    14,250       2,138      3,563      4,988       7,125
    15,100       2,265      3,775      5,285       7,550
    15,950       2,393      3,988      5,583       7,975

- --------------------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

The Board of Trustees of the Trust met 6 times during its last fiscal year. The Board also has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. In addition, the Board has created a standing Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust or the Adviser, to meet as necessary and recommend to the Board nominees for election as Trustees of the Trust. The Nominating Committee did not meet during the Trust's last fiscal year. The
Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended November 30, 1995, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.

REQUIRED  VOTE.   Approval of  this matter  as to  any nominee  will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS

It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending November 30, 1996. Deloitte & Touche LLP has no direct or material indirect interest in the Trust.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

REQUIRED VOTE. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER

The Trust engages as its investment adviser MFS, a Delaware corporation, with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES

All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Cohn, Robb and Sherratt as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the Meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matter properly comes before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS

Proposals of shareholders which are intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Trust on or prior to May 9, 1997.

ADDITIONAL INFORMATION

To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $8,500 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

SEPTEMBER 6, 1996                            MFS GOVERNMENT MARKETS INCOME TRUST

                      MFS-REGISTERED TRADEMARK- GOVERNMENT
                                    MARKETS
                                  INCOME TRUST
                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116

                                PROXY STATEMENT

                          FOR THE 1996 ANNUAL MEETING
                         OF SHAREHOLDERS TO BE HELD ON
                                OCTOBER 23, 1996

                  MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS
                                  INCOME TRUST
                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------
CHECK THE APPROPRIATE BOX:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                      MFS Government Markets Income Trust
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125  per Exchange Act Rules  0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per  each  party to  the  controversy  pursuant to  Exchange  Act  Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

- --------------------------------------------------------------------------------

       P R O X Y

         THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
               MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS INCOME TRUST

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 23, 1996

           The  undersigned hereby  appoints JAMES  R. BORDEWICK,  JR., A. KEITH
       BRODKIN, STEPHEN E. CAVAN, and W. THOMAS LONDON, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Annual Meeting of Shareholders of MFS GOVERNMENT MARKETS INCOME TRUST, to be held at 500 Boylston Street, Boston, Massachusetts, on Wednesday, October 23, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

       WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

    PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

       Please sign this proxy exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                    With-   For All                                                       For   Against   Abstain
1.) ELECTION OF TRUSTEES.     For   hold     Except                  2.) RATIFICATION OF SELECTION OF     / /     / /       / /
                              / /    / /       / /                       ACCOUNTANTS
    Nominees:

         Lawrence H. Cohn, Walter E. Robb, III
                  and J. Dale Sherratt

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR"
         A PARTICULAR NOMINEE, MARK THE "FOR ALL
         EXCEPT" BOX AND STRIKE A LINE THROUGH THAT
         NOMINEE'S NAME. YOUR SHARES WILL BE VOTED FOR
         THE REMAINING NOMINEES.






                        REGISTRATION







Please be sure to sign and date this Proxy.   Date                       Mark box at right if comments or address change
                                                                         have been noted on the reverse side of this card.  / /

   Shareholder sign here     Co-owner sign here                          RECORD DATE SHARES:
